OPPENHEIMER GLOBAL REAL ESTATE FUND

Supplement dated May 5, 2017 to the

Statement of Additional Information dated August 26, 2016

This supplement amends the Statement of Additional Information of Oppenheimer Global Real Estate Fund (the “Fund”), and is in addition to any other supplement(s).

In the section titled “Trustees and Officers of the Fund,” the following sub-section is added below the sub-section titled “Major Shareholders”:

Control Persons. Shareholders who beneficially own 25% or more of outstanding shares of a Fund may be in control of the Fund and may be able to affect the outcome of certain matters presented for a vote of shareholders. A withdrawal of a control person’s investment could adversely affect the Fund’s expense ratio and/or lead to an increase in its portfolio turnover. As of May 1, 2017, to the best of our knowledge, the following insurance company held 25% or more of the outstanding shares of the Fund:

Name of Insurance Company	Address of Insurance Company	State of Organization of Insurance Company	Percent Owned by Insurance Company
MassMutual Life Insurance Co.	1295 State St. Springfield, MA 01111-0001	MA	48.28%

May 5, 2017	PS1379.003